EXHIBIT 32.1
CERTIFICATION
Pursuant to
18 U.S.C Section 1350 as Adopted Pursuant to Section 906
Of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Puda Coal, Inc. (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Amendment No. 2 to the Quarterly Report on Form 10-QSB/A for the fiscal quarter ended March 31, 2006 (the “Form 10-QSB/A”) of the Company fully complies with the requirement of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-QSB/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 1, 2007	/s/ Zhao Ming
Zhao Ming Chief Executive Officer and President

Date: February 1, 2007	/s/ Jin Xia
Jin Xia Chief Financial Officer and Treasurer